Exhibit 99.1

Today: Introducing five targets for which PROTAC® protein degraders have high potential to differentiate from other drug modalities

Target	Differential Biology Based on the Tenets of PROTAC® Degraders
BCL6 *Transcription factor implicated in B cell lymphomas*	Target scaffolding function of BCL6
KRAS *Oncogenic cell growth regulator*	Target “undruggable” KRAS mutants (e.g., G12V, G12D)
Myc *Oncogenic transcription factor driving tumor cell proliferation*	Directly degrade “undruggable” Myc vs. other indirect approaches
HPK1 *Suppressor of T cell activation; immuno-oncology target*	Address potential scaffolding function
mHTT *Key target for Huntington’s disease*	Selectively degrade mutant huntingtin (mHTT) protein

ARVINAS 1

Most B cell lymphomas are dependent on constitutive or deregulated expression of BCL6, a transcriptional repressor of: Cell cycle checkpoints Terminal differentiation Apoptosis DNA damage response PROTAC® degradation would address the scaffolding function of BCL6 2 Arvinas’ BCL6 program is aiming for an oral, best-in-class targeted therapy for B-cell malignancies Optimizing in vivo tumor growth inhibition activity and selecting a candidate to take forward with anticipated IND in 2022 After oral dosing, PROTAC® X achieved >95% degradation of BCL6 in vivo Farage DLBCL xenograft model BCL6 Vehicle PROTAC® X 1 2 3 4 5 6 7 8 1 2 3 4 5 6 7 8 Tumor BCL6 GAPDH

3 We are taking a comprehensive approach to degrading KRAS KRAS is the most frequently mutated gene in human cancer and is a classic “undruggable” target due to its lack of deep “pockets” We are creating pan-KRAS mutant, in addition to mutant-specific (e.g., G12D and G12V), degraders As a proof of concept, we have successfully developed in vivo active KRAS G12C-specific PROTAC® degraders MiaPaCa-2 xenograft model Vehicle PROTAC® Y Leveraging learnings from KRAS G12C development to accelerate other KRAS degraders’ development with anticipated IND in 2023 Six hours after a single dose, PROTAC® Y degraded >80% of KRAS G12C in vivo KRAS Tumor

Arvinas' current pipeline encompasses a range of validated and undruggable targets in oncology, I-O, and neuroscience

	ARVN Program	Indication	Exploratory	Research	IND Enabling	Phase 1	Phase 2/3
Oncology / Immuno-oncology	ARV-110	mCRPC					
	ARV-766	AR indications			IND 2021		
	AR-V7	mCRPC					
	ARV-471	ER+/HER2- Breast Cancer					
	BCL6	B-cell Malignancies		IND 2022			
	KRAS	NSCLC, CRC, Pancreatic		IND 2023			
	Undisclosed	Solid Malignancies		IND 2022			
	Myc	Solid Malignancies					
	HPK1	Solid Malignancies					
Neuroscience	Tau	FTLD-TAU, PSP, AD		IND 2022			
	Alpha Synuclein	MSA, Parkinson's					
	mHTT	Huntington's					
	Undisclosed	Neurodegeneration					

Note: Pipeline is non-exhaustive and IND dates are anticipated. mCRPC, metastatic castration-resistant prostate cancer; ER+/HER2-, estrogen receptor+/human epidermal growth factor receptor 2-; NSCLC, non-small-cell lung carcinoma; CRC, colorectal cancer; FTLD-tau, frontotemporal lobar degeneration-tau; PSP, progressive supranuclear palsy; MSA, multiple systems atrophy

Programs introduced today

ARVINAS

4

Program update Initiation of Phase 2 Completed Phase 1 data Phase 2 interim data Initiation of combination study Full Phase 2 data Combination study data ARV-110 (mCRPC) Interim Phase 1 data Initiation of combination study with CDK4/6i Completed Phase 1 data Initiation of Phase 2 CDK4/6i combination study data Interim Phase 2 data ARV-471 (ER+/HER2- breast cancer) ARV-766 BCL6 Undisclosed (oncology) Tau INDs Initiate Phase 1 Phase 1 data Initiate Phase 2 ARV-766 (AR PROTAC®) Over the next two years, we anticipate a rapid pace of milestones 2021 2020 Q4 2022 Note: mCRPC, metastatic castration-resistant prostate cancer; ER+/HER2-, estrogen receptor+/human epidermal growth factor receptor 2-

Arvinas 2024 Vision: Ascending to new heights in bringing the benefits of PROTAC® degraders to patients Built Arvinas’ Foundation as a Pioneer in Protein Degradation Proved the Concept of Our PROTAC® Discovery Engine 2013-2018 2019-2020 2024 Vision Integrated biotech poised for launch First PROTAC® degraders proven to benefit patients in registrational studies Sustainably nominating ≥1 clinical candidate per year Our PROTAC® Discovery Engine delivering candidates with tissue- and disease-specific degradation Completing build-out of the resources and capabilities to bring PROTAC® therapeutics to market